Dividends	12 Months Ended
Dec. 31, 2017
Dividends [Abstract]
Dividends

33. DIVIDENDS

The Group’s dividends for the year ended December 31, 2016 and 2017 are 400 Won and 500 Won per share, respectively, and the total dividend amount to 269,308 million Won and 336,636 million Won, respectively. The Group paid out 67,328 million Won (100 Won per share) as an interim dividend during the year ended December 31, 2017. Meanwhile, the dividend for 2017 was approved on 23 March 2018.